Notes to Footnote 4:

The amount reported includes the number of shares of Series A-2 Convertible Preferred Stock held by the persons listed in the table below, which also sets forth the number of shares of Common Stock issuable upon conversion of such shares. Each share of Series A-2 Convertible Preferred Stock is convertible into approximately 0.1667 shares of Common Stock. Mr. McGuire is a general partner of Alta and as such may be deemed to share voting and investment power with respect to these securities. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary ownership therein.

----------------------------------------------------------------------------------
          Holder              Shares of Series A-2      Shares of Common Stock
                             Convertible Preferred    Issuable Upon Conversion of
                            Stock held by the Holder  the Series A-2 Convertible
                                                            Preferred Stock
-------------------------- -------------------------- ----------------------------
Alta V Limited Partnership         535,186                     89,198
-------------------------- -------------------------- ----------------------------
Customs House Partners               5,624                        937
----------------------------------------------------------------------------------


** The number of shares of Common Stock issuable upon the simultaneous conversion of multiple series of preferred stock may change due to changes in rounding due to the aggregation of fractional shares.


Notes to Footnote 5:

The amount reported includes the number of shares of Series B-2 Convertible Preferred Stock held by the persons listed in the table below, which also sets forth the number of shares of Common Stock issuable upon conversion of such shares. Each share of Series B-2 Convertible Preferred Stock is convertible into approximately 0.1720 shares of Common Stock. Mr. McGuire is a general partner of Alta and as such may be deemed to share voting and investment power with respect to these securities. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary ownership therein.

----------------------------------------------------------------------------------
       Holder                 Shares of Series B-2       Shares of Common Stock
                             Convertible Preferred     Issuable Upon Conversion of
                            Stock held by the Holder   the Series B-2 Convertible
                                                             Preferred Stock
-------------------------- -------------------------- ----------------------------
Alta V Limited Partnership         445,988                      76,729
-------------------------- -------------------------- ----------------------------
Customs House Partners               4,687                         806
----------------------------------------------------------------------------------

** The number of shares of Common Stock issuable upon the simultaneous conversion of multiple series of preferred stock may change due to changes in rounding due to the aggregation of fractional shares.

Notes to Footnote 6:

The amount reported includes the number of shares of Series C-2 Convertible Preferred Stock held by the persons listed in the table below, which also sets forth the number of shares of Common Stock issuable upon conversion of such shares. Each share of Series C-2 Convertible Preferred Stock is convertible into approximately 0.1838 shares of Common Stock. Mr. McGuire is a general partner of Alta and a member of Polaris Venture Management Co., L.L.C., the general partner of Polaris Venture Partners, L.P. and Polaris Venture Partners Founders' Fund, L.P., and as such may be deemed to share voting and investment power with respect to these securities. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary ownership therein.

------------------------------------------------------------------------------------
          Holder                 Shares of Series C-2      Shares of Common Stock
                                Convertible Preferred    Issuable Upon Conversion of
                               Stock held by the Holder  the Series C-2 Convertible
                                                               Preferred Stock
------------------------------ ------------------------- ---------------------------
Alta V Limited Partnership             416,811                     76,630
------------------------------ ------------------------- ---------------------------
Customs House Partners                   4,381                        805
------------------------------ ------------------------- ---------------------------
Polaris Venture Partners, L.P          881,437                    162,051
------------------------------ ------------------------- ---------------------------
Polaris Venture Partners
  Founders' Fund, L.P.                  53,142                      9,770
------------------------------------------------------------------------------------

** The number of shares of Common Stock issuable upon the simultaneous conversion of multiple series of preferred stock may change due to changes in rounding due to the aggregation of fractional shares.


Notes to Footnote 7:

The amount reported includes the number of shares of Series D-2 Convertible Preferred Stock held by the persons listed in the table below, which also sets forth the number of shares of Common Stock issuable upon conversion of such shares. Each share of Series D-2 Convertible Preferred Stock is convertible into approximately 0.1946 shares of Common Stock. Mr. McGuire is a general partner of Alta and a member of Polaris Venture Management Co., L.L.C., the general partner of Polaris Venture Partners, L.P. and Polaris Venture Partners Founders' Fund, L.P., and as such may be deemed to share voting and investment power with respect to these securities. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary ownership therein.

--------------------------------------------------------------------------------------
          Holder                  Shares of Series D-2       Shares of Common Stock
                                 Convertible Preferred     Issuable Upon Conversion of
                                Stock held by the Holder   the Series D-2 Convertible
                                                                 Preferred Stock
------------------------------ -------------------------- ----------------------------
Alta V Limited Partnership              342,433                      66,621
------------------------------ -------------------------- ----------------------------
Customs House Partners                    3,599                         700
------------------------------ -------------------------- ----------------------------
Polaris Venture Partners, L.P           365,820                      71,171
------------------------------ -------------------------- ----------------------------
Polaris Venture Partners
  Founders' Fund, L.P.                   21,886                       4,258
--------------------------------------------------------------------------------------

** The number of shares of Common Stock issuable upon the simultaneous conversion of multiple series of preferred stock may change due to changes in rounding due to the aggregation of fractional shares.

Notes to Footnote 8:

The amount reported includes the number of shares of Series E-2 Convertible Preferred Stock held by the persons listed in the table below, which also sets forth the number of shares of Common Stock issuable upon conversion of such shares. Each share of Series E-2 Convertible Preferred Stock is convertible into approximately 0.1971 shares of Common Stock. Mr. McGuire is a general partner of Alta and a member of Polaris Venture Management Co., L.L.C., the general partner of Polaris Venture Partners, L.P. and Polaris Venture Partners Founders' Fund, L.P., and as such may be deemed to share voting and investment power with respect to these securities. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary ownership therein.

-------------------------------------------------------------------------------------
         Holder                   Shares of Series E-2      Shares of Common Stock
                                 Convertible Preferred    Issuable Upon Conversion of
                                Stock held by the Holder  the Series E-2 Convertible
                                                                Preferred Stock
------------------------------ -------------------------- ---------------------------
Alta V Limited Partnership              150,602                     29,689
------------------------------ -------------------------- ---------------------------
Customs House Partners                    1,583                        312
------------------------------ -------------------------- ---------------------------
Polaris Venture Partners, L.P           107,961                     21,283
------------------------------ -------------------------- ---------------------------
Polaris Venture Partners
  Founders' Fund, L.P.                    6,459                      1,273
-------------------------------------------------------------------------------------

** The number of shares of Common Stock issuable upon the simultaneous conversion of multiple series of preferred stock may change due to changes in rounding due to the aggregation of fractional shares.


Notes to Footnote 9:

The amount reported includes the number of shares of Series F-2 Convertible Preferred Stock held by the persons listed in the table below, which also sets forth the number of shares of Common Stock issuable upon conversion of such shares. Each share of Series F-2 Convertible Preferred Stock is convertible into approximately 0.2056 shares of Common Stock. Mr. McGuire is a general partner of Alta and a member of Polaris Venture Management Co., L.L.C., the general partner of Polaris Venture Partners, L.P. and Polaris Venture Partners Founders' Fund, L.P., and as such may be deemed to share voting and investment power with respect to these securities. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary ownership therein.

--------------------------------------------------------------------------------------
           Holder                 Shares of Series F-2       Shares of Common Stock
                                 Convertible Preferred     Issuable Upon Conversion of
                                Stock held by the Holder   the Series F-2 Convertible
                                                                 Preferred Stock
------------------------------ -------------------------- ----------------------------
Alta V Limited Partnership              121,637                      25,012
------------------------------ -------------------------- ----------------------------
Customs House Partners                    1,278                         263
------------------------------ -------------------------- ----------------------------
Polaris Venture Partners, L.P            43,622                       8,970
------------------------------ -------------------------- ----------------------------
Polaris Venture Partners
  Founders' Fund, L.P.                    2,610                         537
--------------------------------------------------------------------------------------

** The number of shares of Common Stock issuable upon the simultaneous conversion of multiple series of preferred stock may change due to changes in rounding due to the aggregation of fractional shares.

Notes to Footnote 10:

The amount reported includes the number of shares of Series I-2 Convertible Preferred Stock held by the persons listed in the table below, which also sets forth the number of shares of Common Stock issuable upon conversion of such shares. Each share of Series I-2 Convertible Preferred Stock is convertible into approximately 0.5615 shares of Common Stock. Mr. McGuire is a general partner of Alta and a member of Polaris Venture Management Co., L.L.C., the general partner of Polaris Venture Partners, L.P. and Polaris Venture Partners Founders' Fund, L.P., and as such may be deemed to share voting and investment power with respect to these securities. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary ownership therein.

--------------------------------------------------------------------------------------
         Holder                   Shares of Series I-2       Shares of Common Stock
                                 Convertible Preferred     Issuable Upon Conversion of
                                Stock held by the Holder   the Series I-2 Convertible
                                                                 Preferred Stock
------------------------------ -------------------------- ----------------------------
Alta V Limited Partnership               40,484                      22,730
------------------------------ -------------------------- ----------------------------
Customs House Partners                      425                         239
------------------------------ -------------------------- ----------------------------
Polaris Venture Partners, L.P            29,022                      16,295
------------------------------ -------------------------- ----------------------------
Polaris Venture Partners
  Founders' Fund, L.P.                    1,736                         975
--------------------------------------------------------------------------------------

** The number of shares of Common Stock issuable upon the simultaneous conversion of multiple series of preferred stock may change due to changes in rounding due to the aggregation of fractional shares.


Notes to Footnote 11:

The amount reported includes the number of shares of Series J-2 Convertible Preferred Stock held by the persons listed in the table below, which also sets forth the number of shares of Common Stock issuable upon conversion of such shares. Each share of Series J-2 Convertible Preferred Stock is convertible into approximately 0.1667 shares of Common Stock. Mr. McGuire is a general partner of Alta and a member of Polaris Venture Management Co., L.L.C., the general partner of Polaris Venture Partners, L.P. and Polaris Venture Partners Founders' Fund, L.P., and as such may be deemed to share voting and investment power with respect to these securities. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary ownership therein.


--------------------------------------------------------------------------------------
         Holder                   Shares of Series J-2       Shares of Common Stock
                                 Convertible Preferred     Issuable Upon Conversion of
                                Stock held by the Holder   the Series J-2 Convertible
                                                                 Preferred Stock
------------------------------ -------------------------- ----------------------------
Alta V Limited Partnership              728,719                      121,453
------------------------------ -------------------------- ----------------------------
Customs House Partners                    7,658                        1,276
------------------------------ -------------------------- ----------------------------
Polaris Venture Partners, L.P           669,184                      111,531
------------------------------ -------------------------- ----------------------------
Polaris Venture Partners
  Founders' Fund, L.P.                   40,036                        6,673
--------------------------------------------------------------------------------------

** The number of shares of Common Stock issuable upon the simultaneous conversion of multiple series of preferred stock may change due to changes in rounding due to the aggregation of fractional shares.

Notes to Footnote 12:

The amount reported includes the number of shares of Series J-3 Convertible Preferred Stock held by the persons listed in the table below, which also sets forth the number of shares of Common Stock issuable upon conversion of such shares. Each share of Series J-3 Convertible Preferred Stock is convertible into approximately 0.3333 shares of Common Stock. Mr. McGuire is a member of Polaris Venture Management Co., L.L.C., the general partner of Polaris Venture Partners, L.P. and Polaris Venture Partners Founders' Fund, L.P., and as such may be deemed to share voting and investment power with respect to these securities. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary ownership therein.

--------------------------------------------------------------------------------------
           Holder                 Shares of Series J-3       Shares of Common Stock
                                 Convertible Preferred     Issuable Upon Conversion of
                                Stock held by the Holder   the Series J-3 Convertible
                                                                 Preferred Stock
------------------------------ -------------------------- ----------------------------
Polaris Venture Partners, L.P           146,793                      48,931
------------------------------ -------------------------- ----------------------------
Polaris Venture Partners
  Founders' Fund, L.P.                    8,782                       2,927
--------------------------------------------------------------------------------------

** The number of shares of Common Stock issuable upon the simultaneous conversion of multiple series of preferred stock may change due to changes in rounding due to the aggregation of fractional shares.


Notes to Footnote 13:

The amount reported includes the number of shares of Series J-2 Convertible Preferred Stock issuable upon conversion of the 10% Secured Convertible Promissory Note held by the persons listed in the table below, which also sets forth the number of shares of Common Stock issuable upon conversion of such shares. The conversion price for the conversion of 10% Secured Convertible Promissory Notes into shares of Series J-2 Convertible Preferred Stock is $1.41. Each share of Series J-2 Convertible Preferred Stock is convertible into approximately 0.1667 shares of Common Stock. Mr. McGuire is a general partner of Alta and a member of Polaris Venture Management Co., L.L.C., the general partner of Polaris Venture Partners, L.P. and Polaris Venture Partners Founders' Fund, L.P., and as such may be deemed to share voting and investment power with respect to these securities. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary ownership therein.

------------------------------------------------------------------------------------------------------------
          Holder                 Amount of 10% Secured      Shares of Series J-2        Shares of Common
                                Convertible Promissory     Convertible Preferred       Stock Issuable Upon
                                   Notes held by the        Stock issuable upon     Conversion of the Series
                                    Holder including      conversion of the notes        J-2 Convertible
                                interest through 10/9/03                                 Preferred Stock
------------------------------ -------------------------- ------------------------ -------------------------
Alta V Limited Partnership           $1,785,065.28               1,266,003                  211,000
------------------------------ -------------------------- ------------------------ -------------------------
Customs House Partners                  $18,758.95                  13,304                    2,217
------------------------------ -------------------------- ------------------------ -------------------------
Polaris Venture Partners, L.P        $1,547,696.51               1,097,657                  182,942
------------------------------ -------------------------- ------------------------ -------------------------
Polaris Venture Partners
  Founders' Fund, L.P.                  $92,594.77                  65,670                   10,945

------------------------------------------------------------------------------------------------------------

** The number of shares of Common Stock issuable upon the simultaneous conversion of multiple series of preferred stock may change due to changes in rounding due to the aggregation of fractional shares.

Notes to Footnote 14:

The amount reported includes the number of shares of Series J-2 Convertible Preferred Stock issuable upon exercise of the warrants held by the persons listed in the table below, which also sets forth the number of shares of Common Stock issuable upon conversion of such shares. The exercise price of the warrants is $1.41. Each share of Series J-2 Convertible Preferred Stock is convertible into approximately 0.1667 shares of Common Stock. Mr. McGuire is a general partner of Alta and a member of Polaris Venture Management Co., L.L.C., the general partner of Polaris Venture Partners, L.P. and Polaris Venture Partners Founders' Fund, L.P., and as such may be deemed to share voting and investment power with respect to these securities. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary ownership therein.

--------------------------------------------------------------------------------------
         Holder                   Shares of Series J-2       Shares of Common Stock
                                 Convertible Preferred     Issuable Upon Conversion of
                                  Stock issuable upon      the Series J-2 Convertible
                                exercise of the warrants         Preferred Stock
                                   held by the holder
------------------------------ -------------------------- ----------------------------
Alta V Limited Partnership              241,175                      40,195
------------------------------ -------------------------- ----------------------------
Customs House Partners                    2,534                         422
------------------------------ -------------------------- ----------------------------
Polaris Venture Partners, L.P           209,104                      34,850
------------------------------ -------------------------- ----------------------------
Polaris Venture Partners
  Founders' Fund, L.P.                   12,510                       2,085
--------------------------------------------------------------------------------------

** The number of shares of Common Stock issuable upon the simultaneous conversion of multiple series of preferred stock may change due to changes in rounding due to the aggregation of fractional shares.